UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41729	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

 (Address of principal executive offices)

+603-91339688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	BUJAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BUJA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BUJAW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	BUJAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth under Item 2.03 are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Additional Definitive Proxy Solicitation Materials

On March 12, 2025, Bukit Jalil Global Acquisition 1 Ltd., a Cayman Islands exempted company (the “Company” or “BUJA”) filed a definitive proxy statement (the “Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s shareholders (the “Extraordinary Meeting”) to be held at 9:00 a.m. Eastern Time, on March 31, 2025 in connection with the proposed business combination with Global IBO Group Ltd., a Cayman Islands exempted company limited by shares (“GIBO”).

In connection with the Extension (as defined below), the Company has determined to amend and supplement the Proxy Statement as described in this Current Report on Form 8-K (the “Proxy Supplement”). Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary Meeting. The physical location of the Extraordinary Meeting remains at the offices of Robinson & Cole LLP located at 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547).

The Company’s shareholders who have questions regarding the Extraordinary Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2025, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All other information in the Proxy Statement remains unchanged. As provided in the Proxy Statement, the Company is seeking shareholder approval of, among other things, the Business Combination Proposals. The purpose of the supplemental disclosures is to provide information about the extension of the deadline for the Company to consummate a business combination. Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Pursuant to the amended and restated memorandum and articles of association (the “Charter”) of the Company, the Company has until June 30, 2024 to complete its initial business combination. However, the Company may extend the period of time to consummate a business combination up to June 30, 2025, each by an additional one-month extension, subject to Bukit Jalil Global Investment Ltd., a Cayman Islands company, the sponsor of the Company (the “Sponsor”) and/or its designee, depositing $100,000 (the “Monthly Extension Fee”) into the trust account of the Company (the “Trust Account”).

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On or about March 26, 2025, an aggregate of $100,000 of the Monthly Extension Fee was deposited into the Trust Account for the Company’s public shareholders (the “Monthly Extension Payment”), which enables the Company to extend the period of time it has to consummate its initial business combination by one month from March 30, 2025 to April 30, 2025 (the “Extension”). The Extension is the tenth of the twelve Monthly Extensions permitted under the Company’s Charter.

In connection with the Monthly Extension Payment, on March 26, 2025, the Company issued an unsecured promissory note of $100,000 (the “Note”) to the Sponsor.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payees of the Note, the Sponsor, has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units (the “Units”) of the Company, each consisting of one ordinary share, par value $0.0001 per share (the “Ordinary Share”), one-half of one warrant, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of a business combination, as described in the prospectus of the Company (File No: 333- 272605), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Note does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

Forward-Looking Statements

This Current Report on Form 8-K includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the Extraordinary Meeting and the Business Combination to deliver a redemption request, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in BUJA’s Annual Report on Form 10-K filed with the SEC on April 2, 2024, BUJA final prospectus dated June 27, 2023 filed with the SEC related to its initial public offering, BUJA’s Proxy Statement filed with the SEC on March 12, 2025 and the amendments thereto, and in other documents filed by BUJA with the SEC from time to time.

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All forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Additional Information and Where to Find It

In connection with the Extraordinary Meeting, the Company filed with the SEC the Proxy Statement. The Proxy Statement contains information about the proposals to be approved at the Extraordinary Meeting.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE APPROVED AT THE EXTRAORDINARY MEETING. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov or contact proxy solicitor:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com.

Participants in the Solicitation

BUJA, GIBO and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from BUJA’s shareholders with respect to the proposals to be approved at the Extraordinary Meeting. Information regarding BUJA’s and GIBO’s directors and executive officers is available in BUJA’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposals to be approved at the Extraordinary Meeting and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated March 26, 2025, issued by the Company to Bukit Jalil Global Investment Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bukit Jalil Global Acquisition 1 Ltd.

Date: March 27, 2025	By:	/s/ Seck Chyn “Neil” Foo
	Name:	Seck Chyn “Neil” Foo
	Title:	Director and Chief Executive Officer

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